UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 8, 2023
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Salesforce, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on June 8, 2023 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	714,569,951	29,657,498	2,535,208	104,643,560
Laura Alber	733,379,114	12,096,218	1,287,325	104,643,560
Craig Conway	717,723,340	27,754,243	1,285,074	104,643,560
Arnold Donald	741,121,581	4,336,762	1,304,314	104,643,560
Parker Harris	732,951,706	12,667,124	1,143,827	104,643,560
Neelie Kroes	725,384,908	20,076,447	1,301,302	104,643,560
Sachin Mehra	743,433,723	2,036,421	1,292,513	104,643,560
Mason Morfit	743,124,090	2,324,010	1,314,557	104,643,560
Oscar Munoz	727,963,481	17,449,536	1,349,640	104,643,560
John V. Roos	706,337,369	39,083,190	1,342,098	104,643,560
Robin Washington	706,713,996	38,738,347	1,310,314	104,643,560
Maynard Webb	728,497,392	16,930,481	1,334,784	104,643,560
Susan Wojcicki	741,257,793	4,237,931	1,266,933	104,643,560

2.     Amendment and restatement of the Company’s 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
678,700,951	63,367,704	4,694,002	104,643,560

3.     Ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2024:

For	Against	Abstain	Broker Non-Votes
808,538,658	37,580,081	5,287,478	0

4.     Advisory vote to approve the fiscal 2023 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
608,476,586	132,551,274	5,734,797	104,643,560

5.     Advisory vote on the frequency of holding future advisory votes to approve executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
738,214,225	1,221,139	6,097,510	1,229,783	104,643,560
With respect to the frequency of holding future advisory votes to approve executive compensation, considering the strong support for an annual advisory vote as reflected in the voting results, the Company’s past practice of holding annual advisory votes, and the Board’s recommendation of an annual advisory vote, the Company has determined that it will continue to hold advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote.

6.     Stockholder proposal regarding an independent chair of the board:

For	Against	Abstain	Broker Non-Votes
167,647,612	574,307,554	4,807,491	104,643,560

7.     Stockholder proposal regarding a policy to forbid all Company directors from sitting on any other boards:

For	Against	Abstain	Broker Non-Votes
3,393,521	740,646,268	2,722,868	104,643,560

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (the “Amended Equity Incentive Plan”) to increase the number of shares reserved for issuance by 10 million shares. The Amended Equity Incentive Plan is described in more detail in the Proxy Statement.
The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amended Equity Incentive Plan, which is attached hereto as Exhibit 10.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Salesforce, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on June 12, 2023)

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2023	Salesforce, Inc.

/s/ TODD MACHTMES
Todd Machtmes Executive Vice President and General Counsel